T. Rowe Price Retirement 2060 Fund

Supplement to Summary Prospectus Dated October 1, 2015

Effective February 1, 2016, the T. Rowe Price Mid-Cap Index Fund and the T. Rowe Price Small-Cap Index Fund will be added to the list of stock funds in which the Fund can invest. The T. Rowe Price Mid-Cap Index Fund will be added as a Domestic Mid-Cap Stock fund and the T. Rowe Price Small-Cap Index Fund will be added as a Domestic Small-Cap Stock fund. As set forth in the neutral allocation table under “Principal Investment Strategies,” a percentage of the Fund’s portfolio is allocated to particular sectors. The addition of these two funds as underlying funds will not change the Fund’s total allocation to either the Domestic Mid-Cap Stocks sector or the Domestic Small-Cap Stocks sector but the Fund’s neutral allocation to these particular sectors can be achieved through investments in any of the underlying funds currently listed in the table and/or the T. Rowe Price Mid-Cap Index Fund and the T. Rowe Price Small-Cap Index Fund, respectively.

Under “Principal Investment Strategies,” the table that sets forth the Fund’s neutral allocations is hereby revised accordingly.

The date of this supplement is January 15, 2016.

F144-041-S 1/15/16